Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-16
                            POOL PROFILE (08/08/2002)

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                                     -------------------   --------------------
                                             BID                TOLERANCE
                                     -------------------   --------------------
AGGREGATE PRINCIPAL BALANCE                $300,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Sep-02
INTEREST RATE RANGE                           5.00-7.50
GROSS WAC                                        6.380%       (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     178           (+/- 2 month)

WALTV                                               56%           (maximum +5%)

CALIFORNIA %                                        45%           (maximum 45%)

AVERAGE LOAN BALANCE                           $490,000      (maximum $510,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,000,000    (maximum $1,500,000)

CASH-OUT REFINANCE %                                19%          (maximum  +5%)

PRIMARY RESIDENCE %                                 95%           (minimum -5%)

SINGLE-FAMILY DETACHED %                            89%           (minimum -5%)

FULL DOCUMENTATION %                                60%           (minimum -5%)

UNINSURED (greater than) 80% LTV %                   0%           (maximum +1%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-16
                            POOL PROFILE (08/08/2002)
                               PRICING INFORMATION
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RATING AGENCIES                        TBD by Wells Fargo

PASS THRU RATE                                              5.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                        0.10%-.20%

PRICING DATE                                          TBD

FINAL STRUCTURE DUE DATE                        10-Sep-02               9:00 AM

SETTLEMENT DATE                                 27-Sep-02

ASSUMED SUB LEVELS                                    AAA         1.250%
                                                       AA         0.650%
                                                        A         0.450%
                                                      BBB         0.250%
                                                       BB         0.150%
                                                        B         0.100%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-16. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                 Brad Davis (301) 846-8009
                                               Mike Miller (301) 815-6397
                                               Gretchen Markley (301) 846-8356


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

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                                              WFASC DENOMINATION POLICY
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
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TYPE AND DESCRIPTION OF CERTIFICATES                                        MINIMUM          PHYSICAL          BOOK ENTRY
                                                                         DENOMINATION      CERTIFICATES       CERTIFICATES
                                                                            (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex        $25,000           Allowed           Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                          $100,000           Allowed           Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit         $100,000          Standard         Upon Request
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                  (2)            Standard         Upon Request

Residual Certificates                                                         (3)            Required         Not Allowed

All other types of Class A Certificates                                       (5)               (5)               (5)



Class B (Investment Grade)                                                 $100,000           Allowed           Allowed

Class B (Non-Investment Grade)                                             $250,000          Required         Not Allowed
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
(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.